                                                                   EXHIBIT 10.46
BANK ONE, COLORADO, N.A.

                               LOAN AGREEMENT

Borrower: SCIENTIFIC SOFTWARE - INTERCOMP, INC.   Lender:  BANK ONE, COLORADO, N.A.
          A COLORADO CORPORATION                  DOWNTOWN BOULDER BANKING CENTER
          1801 CALIFORNIA STREET, SUITE 295       2696 SOUTH COLORADO BOULEVARD
          Denver, CO 80202-2699                   DENVER, CO 80222

--------------------------------------------------------------------------------

THIS LOAN AGREEMENT BETWEEN SCIENTIFIC SOFTWARE-INTERCOMP, INC., A COLORADO CORPORATION ("BORROWER") AND BANK ONE, COLORADO, N.A. ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT, (B) THE GRANTING, RENEWING, OR EXTENDING OF AN LOAN BY LEADER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of OCTOBER 15, 1995 and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All reference to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

         ACCOUNT. The word "Account" means a trade account, account receivable, or other right to payment for goods or services rendered owing to borrower (or to a third party grantor acceptable to Lender).

         ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

         ADJUSTED NET INCOME. The words "Adjusted Net Income" mean net income after taxes plus depreciation, amortization, lease expense, and interest expense.

         ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

         BORROWER. The word "Borrower" means SCIENTIFIC SOFTWARE-INTERCOMP, INC., A COLORADO CORPORATION. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates".

         BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of:

         (1) $63,000.00 or 75% of Borrower's eligible domestic accounts receivable until November 15, 1995; $500,000.00 or 75% of Borrower's eligible domestic accounts receivable, at November 16, 1995 and thereafter, as calculated on a monthly Borrowing Base and Compliance Certificate in the form attached as Exhibit "A".

         (2) The lesser of $4,500,000.00, the value of the export working capital guarantee made by Export-Import Bank of the U.S. or 90% of Borrower's eligible export accounts receivable, as calculated on a Borrowing Base and Compliance Certificate in the form attached as Exhibit "A".

         CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization, less any amounts of R&D capitalized on the balance sheet.

         COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

         DEBT. The word "Debt" means all of Borrowers liabilities.

         ELIGIBLE ACCOUNTS. The words "Eligible Domestic Accounts" mean, at any time, those accounts originating from sales within the United States. The words "Eligible Foreign Accounts" mean, at any time, only those accounts which are insured by export credit insurance acceptable to Lender, backed by letters of credit or from sales funded by the Export-Import Bank of the U.S. or the World Bank. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts,credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

         (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

         (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

         (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

         (d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

         (e) Accounts which are subject to dispute, counterclaim, or setoff.

         (f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor, except for fees for maintenance services, and except for partially completed milestone performance contracts.

         (g) Accounts of any Account debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or received for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

         (h) Accounts with respect to which the Account Debtor is the United States Government or any department or agency of the United States.

         (i) Accounts which are unpaid more than 90 days after the customer's acceptance or 150 days after invoice or shipment, whichever occurs earlier.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

         GRANTOR. The word "Grantor" means and includes each and all the persons or entities granting a Security interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

         GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

         INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

         LENDER. The word "Lender" means BANK ONE, COLORADO, N.A., its successors and assigns.

         LIQUID ASSETS. The words "Liquid Assets" mean Borrower's cash on hand, plus government obligations with maturities less than 365 days, plus Borrower's receivables.

         LOAN. The word "Loan" or "Loans" means and includes any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation:
(1) a $633,000.00 revolving Line of Credit to issue standby letters of credit, at an interest rate of Bank One, Colorado, N.A. Prime Rate plus 2.50%, which will reduce to an available amount of $500,000.00 on November 16, 1995; and (2) a $4,500,000.00 export revolving Line of Credit to finance international related working capital needs and issue U.S. Dollar and foreign currency standby letters of credit to support international sales, at an interest rate of Bank One, Colorado, N.A. Prime plus 1.50%.

         NOTE. The word "Note" means Borrower's and any cosigners' promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security interest.

         SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         SARA. The word "SARA" means the Superfund Amendments and
Reauthorization Act of 1986 as now or hereafter amended.

         SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

         TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

         WORKING CAPITAL. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make advances to Borrower and issue standby letters of credit on Borrower's behalf from time to time from the date of this Agreement to the maturity date of any line of credit, provided the aggregate amount of such Advances or issued standby letters of credit outstanding at any time does not exceed the Borrowing Base. For Borrowing Base purposes, standby letters of credit denominated in foreign currencies will be marked up by 20% to cover currency fluctuations unless hedged with a forward option currency contract. Any letters of credit prior to the date of shipment of the Items covered by the subject letter of credit are excluded from the borrowing availability. Disbursements shall not be made to finance the cost of manufacturing or selling of those Items which are to be sold on terms other than those set forth in Item (7) the Loan Authorization Agreement (Exhibit B, and also referred to as Annex A). Disbursements shall not be made (a) except for the purpose of enabling the Borrower to finance the cost of manufacturing or selling the Items, and (b) after the Availability Date set forth in item
(10) of the Authorization Agreement. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

         CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower and to issue standby letters of credit under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

         (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

         (b) Lender shall have received such documents, and, if an Event of Default has occurred, such opinion of counsel or supplemental opinion as Lender may request.

         (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

         (d) All guaranties required by Lender for the Lines of Credit shall been executed by each Guarantor, delivered to Lender, and be in full force and effect.

         (e) Lender shall have received a 90% guarantee acceptable to Lender from the Export-Import Bank of the U.S. for Lender's export revolving line of credit to Borrower. The lack of this guarantee would also preclude Lender from extending the domestic revolving line of credit (Facility #1).

         (f) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

         (g) Borrower shall have paid or will pay to Lender all fees, costs and expenses specified in this Agreement and the Related Documents as are then due and payable. Lender will not impose any charge on Borrower in connection with this Loan Agreement and the Note(s) other than reasonable fees charged by the Lender in accordance with normal commercial lending practices.

         (h) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement.

         MAKING LOAN ADVANCES. Advances under the credit facility are restricted solely to the export revolving line of credit guaranteed by the Export-Import Bank of the U.S. Advances, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

         MANDATORY LOAN REPAYMENTS/ADDITIONAL COLLATERAL. If at any time the aggregate principal amount of the outstanding Advances plus issued standby letters of credit shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender shall either (a) pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances plus issued letters of credit and the Borrowing Base or (b) furnish additional security to Lender, in form and amount satisfactory to Lender and the Export-Import Bank of the U.S.

         LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's accounts, which statements will be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary with thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

OPERATING ACCOUNT. Borrower shall utilize a regular operating account with Lender.

COLLATERAL. To secure payment of the Lines of Credit and performance of all other Loans, obligations and duties owed by Borrower to lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts, contract rights, general intangibles, proprietary software, equipment, inventory and assignment of credit insurance. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

PERFECTION OF SECURITY INTEREST. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any all chattel paper if not delivered to Lender for possession by Lender.

Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may, at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also will promptly notify Lender of any change in Borrower's Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

         COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. With respect to Inventory and Work in Progress, Borrower agrees to keep and maintain such records as Lender may require, including without limitation records itemizing and describing the kind, type, quality and quantity of Inventory and Work in Progress, Borrower's costs and selling prices, and the monthly withdrawals and additions to Inventory and Work in Progress. The following is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's Accounts, Inventory and Work in
         Progress: 1801 CALIFORNIA STREET, SUITE 295, DENVER, COLORADO 80202; 10333 RICHMOND AVENUE, SUITE 1000, HOUSTON, TEXAS 77042.

         COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Eligible Accounts, in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to the Accounts as Lender may request.

         REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (c) Borrower has good and marketable title to Accounts due and collectible outside the United States; such accounts support exports originating from the United States; and proceeds from the collection of such accounts are remitted to the United States on a bi-monthly basis; (d) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

         ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing where incorporated. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

         AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower within two (2) days after the date of this Agreement; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation, operating agreement, or any other agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

         LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interest on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         BINDING EFFECT. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's, successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

         INVESTMENT COMPANY ACT. Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         PUBLIC UTILITY HOLDING COMPANY ACT. Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935 as amended.

         REGULATIONS G, T AND U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of the Regulations G, T and U of the Board of Governors of the Federal Reserve System).

         LOCATION OF BORROWER'S OFFICES AND RECORDS. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 1801 California Street, Suite 295, Denver, Colorado 80202. Additional records are kept at 10333 Richmond Avenue, Suite 1000, Houston, Texas 77042.

         INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SURVIVAL OF REPRESENTATION AND WARRANTIES. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         DEPOSIT ACCOUNTS. Borrower will maintain all material deposit accounts with Lender.

         EXPORT-IMPORT BANK OF THE U.S. GUARANTY. At the request of Lender, either orally or in writing, comply with any requirement imposed on Lender by the Export-Import Bank of the U.S. in connection with their Guaranty.

         LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         FINANCIAL STATEMENTS. Furnish Lender with: (a) as soon as available, but in no event later than December 31, 1995, Borrower's CPA audited financial statements for the year ended December 31, 1994; (b) as soon as available, but no later than 120 days after the end of each fiscal year, Borrower's annual CPA audited financial statements and Form 10-K for the year ended; (c) within 45 days after the end of each quarter, Borrower's quarterly financial statements prepared as Form 10-Q; (d) within 30 days after the end of each month, Borrower's shipment and credit insurance premium paid report. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         RECONCILIATION AND OTHER STATEMENTS. The Borrower shall submit to the Lender monthly written accounts receivable reconciliation statements covering the collateral.

         ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's or Guarantors' financial condition and business operations as Lender may request from time to time.

         FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

         TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $8,000,000.00 through 12/30/95 and not less than $9,500,000.00 at
         12/31/95 and thereafter.

         NET WORTH RATIO. Maintain a ratio of Total Liabilities (less deferred revenue) to Tangible Net Worth of less than 1.75 to 1.00.

         CURRENT RATIO.   Maintain a ratio of Current Assets to Current
         Liabilities in excess of 1.3 to 1.00.

         CASH FLOW REQUIREMENTS. Maintain a positive cash flow at the end of each fiscal half.

For purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt. The term "Debt" shall mean all of Borrower's liabilities. The term "Working Capital" shall mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand plus Borrower's receivables. The term "Cash Flow" shall mean net income after taxes, plus depreciation and amortization less any amounts of R&D capitalized on the balance sheet. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         FEES AND CHARGES. In addition to all other agreed upon fees and charges, pay the following: 1) any fees charged by the Export-Import Bank of the U.S. for providing its guarantee to Lender; 2) cost of a semi-annual field examination, not to exceed $2,000.00 per examination; 3) standard Letter of Credit fees as established by the International Division of Bank One, Boulder, N.A.

         INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security for loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

         INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and
(f) the expiration date of the policy.

         OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other creditor and notify Lender immediately in writing of any default in connection with any other such agreements.

         LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's and its subsidiaries (as defined in the paragraph below entitled Subsidiaries and Affiliates) business operations, unless specifically consented to the contrary by Lender in writing.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrowers properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

         PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

         OPERATIONS. Substantially maintain its present executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

         INSPECTION. The Borrower shall permit a representative of the Lender to make reasonable inspections at any time during normal business hours of the Borrower's facilities, activities, books and records, and cause its officers and employees to give full cooperation and assistance in connection therewith, so that Lender can determine whether the Borrower has maintained the Collateral Value at in accordance with the terms of this Agreement. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense. When any such inspection is characterized by Lender as a "field examination", Lender will limit such field examination to two times a year and Borrower will pay Lender a fee related to its costs of any such field examination in an amount not to exceet $2,000 per examination. Such information that the Lender obtains shall remain confidential and will not be disclosed to third parties.

         ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
(30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

         CAPITAL EXPENDITURES. Make or contract to make capital expenditures, including leasehold improvements, in any fiscal year in excess of $500,000.00.

         INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, except debt to Renaissance Capital Partners II, Ltd. in the form of convertible debentures, short-term debt up to $300,000.00 incurred by Scientific Software-Intercomp (U.K.), Ltd. for working capital purposes or otherwise (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, except for financing instruments sold in relation to Grantor sales or licensing of Grantor's proprietary software, or (c) sell with recourse any of Borrower's accounts, except to Lender and except liens for taxes not yet due or deposits or pledges in connection with or to secure payment of workmen's compensation, unemployment insurance or other social security or in connection with the good faith contest of any tax lien.

         CONTINUITY OF OPERATIONS. (a) Engage or enter into any agreement to engage in any business activities substantially different than those in which Borrower is presently engaged, or (b) cease or enter into any agreement to cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business, or (c) pay any dividends on Borrower's stock (other than dividends payable in its stock) or purchase or retire any of Borrower's outstanding shares with cash or (d) change or reduce the role and responsibilities of the current Chief Executive Officer and Chairman of the Board (Lender will consider at its discretion eliminating this covenant twelve months from closing).

         LOANS, ACQUISITIONS, INVESTMENTS AND GUARANTIES. (a) Make, or permit to exist, any investment, by loan, stock or security purchase or otherwise, in any subsidiary or other entity of any kind except in its existing subsidiaries as defined below in the paragraph entitled "Subsidiaries and Affiliates", and except investments in U.S. Government obligations or investment grade marketable securities, or (b) incur any obligation as surety or guarantor, except by endorsement of instruments for deposit, endorsement of financing instruments related to sales on Borrower's behalf or collection in the ordinary course of business and except for the guaranty of Borrower's Canadian subsidiary, IRDE, and its financing arrangement with the Export Development Corporation.

         SALE OF ASSETS. Dispose of, sell, lease or transfer all or substantially all of its assets, other than sales of inventory in the ordinary course of business.

         TRANSFER OF CONTROLLING EQUITY INTEREST. The Borrower shall not transfer, purchase or redeem, or permit any subsidiary to transfer or purchase, any shares of the Borrower's capital stock resulting in a controlling equity interest unless such transfer, purchase or redemption is effected solely from the proceeds of and within a reasonable time after the issuance to third parties by the Borrower or its subsidiary of capital stock which is in addition to the capital stock of the Borrower or its subsidiary, as the case may be, outstanding on the date of the Loan Agreement.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law to charge or setoff all sums, owing on the indebtedness against any and all such accounts. However, the Lender's right of setoff will be limited to Borrower's pro-rata share of any joint venture equity interest.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

         OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower ten (10) days after receiving written notice from Lender demanding cure of such default. If the cure requires more than ten (10) days, Borrower shall immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter shall continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

         DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation, or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security interest) at any time and for any reason.

         INSOLVENCY. Any dissolution or termination of Borrower's existence as a going business, insolvency, appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDING. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

         CHANGE IN OWNERSHIP. Any single change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Loans immediately will become due and payable except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional.

NOTICE IN EVENT OF FILING OF ACTION FOR DEBTOR'S RELIEF. The Borrower shall promptly notify the Lender in writing of the occurrence of any of the following: (1) the Borrower begins or consents in any manner to any proceeding or arrangement for its liquidation in whole or in Part or to any other proceeding or arrangement whereby any of its assets are subject generally to the payment of its liabilities or whereby any receiver, trustee, liquidator or the like is appointed for it or any substantial part of its assets (including without limitation the filing by the Borrower of a petition for appointment as a debtor-in-possession under Title 11 of the U.S. Code); (2) the Borrower fails to obtain the dismissal or stay on appeal within thirty (30) calendar days of the commencement of any proceeding arrangement referred to in (1) above; (3) the Borrower begins any other procedure for the relief of financially distressed or insolvent debtors, or such procedure has been commenced against it, whether voluntarily or involuntarily, and such procedure has not been effectively terminated, dismissed or stayed within thirty (30) calendar days after the commencement thereof, or (4) the Borrower begins any procedure for its dissolution, or a procedure therefore has been commenced against it.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF COLORADO. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BOULDER COUNTY, THE STATE OF COLORADO. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         MULTIPLE PARTIES. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

         COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorney's fees and Lender's legal expenses, whether or not there is a lawsuit, including attorney's fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         NOTICES. All notices required to be given under this Agreement shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by Applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

         SEVERABILITY. If a court of competent jurisdiction finds any provision of the Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         SUBSIDIARIES AND AFFILIATES. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries of Borrower, with the exception of its Canadian subsidiary, IRDE. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary of Borrower.

         SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN
AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF OCTOBER 15, 1995.

BORROWER:

SCIENTIFIC SOFTWARE-INTERCOMP, INC.
a Colorado Corporation

By:
    -------------------------------------------
    Ronald J. Hottovy, Vice President/Secretary

LENDER:

BANK ONE, COLORADO, N.A.

By:
    -------------------------------------------
    Eric R. Long, Assistant Vice President

(Exhibit A)

                           BORROWING BASE CERTIFICATE
                                      and
                           CERTIFICATE OF COMPLIANCE
                                       of
                      SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                                  ("Borrower")

                    As of the Period Ending _______________

The undersigned hereby certifies to Bank that the following financial information has been taken from Borrower's books and records which are complete and accurate and the following calculations of the Borrowing Base aging of accounts receivable are true and correct:

A.       EXPORT LINE BORROWING BASE

                 Total Foreign Accounts Receivable
                                                                     ----------------
                 Less A/R Greater than 150 days from invoice        (                )
                                                                     ----------------
                 Less Uninsured Foreign A/R                         (                )
                                                                     ----------------
                 Less Other                                         (                )
                                                                     ----------------

                                                                             -----------------
                 Borrower-Credit Insured (Less than 150 days)
                                                                     ----------------
                 Borrower-L/C Backed
                                                                     ----------------
                 Borrower-Int'l Fin. Inst. Account
                                                                     ----------------
                 SSI-UK-Credit Insured (Less than 150 days)
                                                                     ----------------
                 SSI-UK-L/C Backed
                                                                     ----------------
                 SSI-UK-Int'l Fin. Inst. Account
                                                                     ----------------

                                                                             -----------------
                                                                                     @90% =
                 AVAILABLE BORROWING BASE
                                                                             -----------------
                 Less Export Line Outstandings                      (                )
                                                                     ----------------
                 Less Export USD L/C's                              (                )
                                                                     ----------------
                 Less For. Currency L/C's (+20%)                    (                )
                                                                     ----------------
                          EXCESS/DEFICIT BORROWING BASE
                                                                             -----------------

B.       DOMESTIC LINE BORROWING BASE

                 Total Domestic Accounts Receivable
                                                                     ----------------
                 Less A/R over 150 days from invoice                (                )
                                                                     ----------------
                 Less Other                                         (                )
                                                                     ----------------

                                                                             -----------------
                                                                                     @75% =
                 AVAILABLE BORROWING BASE
                                                                             -----------------
                 Less Domestic L/C's                                (                )
                                                                     ----------------
                          EXCESS/DEFICIT BORROWING BASE
                                                                             -----------------

(Exhibit A)

FINANCIAL COVENANT COMPLIANCE

Covenant                                   Required                          Actual
--------                                   --------                          ------
1) Current Ratio                           Greater than 1.3:1
                                                                             --------
2) Leverage Ratio                          Less than 1.75:1
                                                                             --------
3) Tangible Net Worth                      Greater than $8,000,000
                                             through 12/30/95
                                                                             --------
                                           Greater than $9,500,000
                                             at 12/31/95 & thereafter
                                                                             --------
4) Positive Cash Flow                      Positive each fiscal half
                                                                             --------
5) Capital Expenditures                    Less than $500,000 during FY95
                                                                             --------

The undersigned further certifies that (a) Borrower is in compliance with all covenants contained in the Loan Agreement dated October 15, 1995 and amendments thereof, and (b) there has been no Event of Default under the Loan Agreement which has not been cured or waived, and no potential Default has occurred.

By:
   -------------------------------

Title:
      ----------------------------

Date:
     -----------------------------

[BANK ONE LOGO]
                           CHANGE IN TERMS AGREEMENT

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
 $4,500,000.00                 03-30-1996       42                                 7979623550       410
------------------------------------------------------------------------------------------------------------------------
       References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------
 BORROWER:    SCIENTIFIC SOFTWARE - INTERCOMP, INC.,         LENDER:    BANK ONE, COLORADO, N.A.
              A COLORADO CORPORATION                                    DOWNTOWN BOULDER BANKING CENTER
              1801 CALIFORNIA ST. STE 295                               2696 SOUTH COLORADO BLVD.
              DENVER, CO 80202-2699                                     DENVER, CO 80222
========================================================================================================================
PRINCIPAL AMOUNT: $4,500,000.00                                                      DATE OF AGREEMENT: OCTOBER 15, 1995

DESCRIPTION OF EXISTING INDEBTEDNESS. A PROMISSORY NOTE DATED SEPTEMBER 20, 1994 IN THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000.00.

DESCRIPTION OF CHANGE IN TERMS: THE MATURITY DATE WILL NOW BE MARCH 30, 1996.

PROMISE TO PAY. SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION ("BORROWER") PROMISES TO PAY TO BANK ONE, COLORADO, N.A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FOUR MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($4,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON MARCH 30, 1996. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING NOVEMBER 30, 1995, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the LENDER'S PRIME RATE (the "Index"). PRIME RATE IS THE LENDER'S BASE LENDING RATE AS ANNOUNCED BY THE LENDER FROM TIME TO TIME AT ITS SOLE DISCRETION. AT ANY GIVEN TIME, THE LENDER MAY MAKE LOANS, AT, ABOVE, OR BELOW ITS PRIME RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 8.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS AGREEMENT WILL BE AT A RATE OF 1.500 PERCENTAGE
POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 10.250% PER ANNUM.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

     DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, convenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any of the events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Agreement to Prime Rate plus 5% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF COLORADO. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BOULDER COUNTY, THE STATE OF COLORADO. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

                                                                          PAGE 2
10-15-1995                 CHANGE IN TERMS AGREEMENT
LOAN NO 42                        (CONTINUED)
================================================================================

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

BY:
   ------------------------------
    RONALD J. HOTTOVY, SECRETARY
================================================================================
Variable Rate. Line of Credit.

EXHIBIT "B"

ANNEX A

                          LOAN AUTHORIZATION AGREEMENT

           THIS LOAN AUTHORIZATION AGREEMENT (this "Agreement") is made and entered into by and between the institution identified as the Lender on the signature page hereof (the "Lender") and the Export-Import Bank of the United States ("Eximbank"). This Agreement sets forth the specific terms and conditions of the Loan known as Guaranteed Loan No. AP068039XA which is guaranteed by Eximbank pursuant to the Master Guarantee Agreement no. CO-MGA-001 dated SEPTEMBER 21, 1995 between Eximbank and the Lender. The capitalized terms used herein shall have the meanings set forth in the Master Guarantee Agreement.

(1) Lender's Name and Address: The full name, address, contact person, telephone and telefax numbers of the Lender are as follows:

           Bank One, Boulder, N.A.
           Boulder Banking Center
           1800 Broadway
           Boulder, CO 80306

           Contact: Eric R. Long, Assistant Vice President
           Tel: (303) 447-5670
           FAX: (303) 447-5820

(2) Borrower's Name and Address: The full name, address, contact person, telephone and telefax numbers of the Borrower are as follows:

           Scientific Software-Intercomp, Inc.
           1801 California St. - Suite 295
           Denver, CO 80202

           Contact: Joseph R. Fisher, Manager - Corporate Finance
           Tel: (303) 292-1111
           FAX: (303) 295-2235

(3) Guarantors' Names and Addresses (The guarantees shall be valid and enforceable, or payment and not of collection; if more than one guarantor, their obligations shall be joint and several):

           *Intercomp Resource Development & Engineering, (Canada) Ltd. ("IRDE") Sandman Center
           840 7th Avenue, SW - Suite 1000
           Calgary, Alberta T2P 3G2
           Canada

*Note: This guarantee of IRDE is a subordinated guarantee. The guarantee of IRDE is subordinated in payment to the Hong Kong Bank of Canada, which has extended a line of credit to IRDE. If there are no outstandings under the Hong Kong Bank line of credit, then the guarantee will be in first place.

           Scientific Software Intercomp (U.K.) Ltd.
           Monarch House
           Crabtree Office Village
           Eversly Way, Egham
           Surrey TW20 8RY
           United Kingdom

           Scientific Software - Texas, Inc.
           10333 Richmond Ave. - Suite 1000
           Houston, TX 77042

           SSI - Bethany, Inc.
           10333 Richmond Ave. - Suite 1000
           Houston, TX 77042

           Scientific - Software Intercomp, Inc.
           10333 Richmond Ave. - Suite 1000
           Houston, TX 77042

(4)        The Items to be financed:

           A. The Items: Proprietary software, computer hardware and consulting services.

           B. Are Performance Guarantees (e.g. bid bonds, performance bonds, surety bonds, stand-by letters of credit) to be issued to
                 foreign Buyers?  Yes XX;    No   .
                                      --        --
(5)        Loan Amount, Disbursement Terms and Conditions, and Disbursement
           Rates:

           A.    Loan Amount: $4,500,000

           B. Disbursement Terms and Conditions: Disbursements may be made only against written Export Orders.

           C.    Disbursement Rates by Categories of Collateral:

                 (1) Export-related Inventory: Seventy-five (75) percent of the value of the Borrower's eligible export-related inventory located in the United States, valued at the lower of actual cost or market value (including cost of work-in-process inventory valued in accordance with Generally Accepted Accounting Principles). Note: Eligible export-related inventory shall specifically exclude software.;

                 (2) Export-related Accounts Receivable: Ninety (90) percent of the Borrower's eligible export-related accounts receivable; and

                 (3)      Export-related Accounts Receivable of Foreign
                          Subsidiaries: Ninety (90%) of the eligible export-related accounts receivable of the Borrower's subsidiaries in the United Kingdom and Canada, provided that the receivables are related to an Export Order of the Borrower.

(6): Security Interests in the Collateral: Valid and enforceable, perfected security interests in the following Collateral, and the proceeds thereof.

           A.    First priority in the following:

                 1.       Export-related Inventory.

                 2.       Export-related Accounts Receivable.

                                  To the extent applicable, "Export-related inventory" shall mean all of the Borrower's inventory which is intended to be sold pursuant to export orders. Unless the Export-related inventory can be effectively segregated, for purposes of claim recoveries under the Master Guarantee Agreement, the Export-related inventory will be determined on a pro-rata basis comparing, as of the date of default, the amount outstanding under the Revolving Loan and the aggregate amount outstanding under all other short-term inventory financing of the Borrower extended by the Lender.

                 3. Export-related receivables of Scientific Software Intercomp (U.K.) Ltd., the Borrower's subsidiary in the United Kingdom and Intercomp Resource Development & Engineering, (Canada) Ltd., the Borrower's subsidiary in Canada.

                 4. Proprietary computer software (Shared with Bank One, Boulder, N.A.; on a pro-rata basis, based on the respective outstanding loan balances at the time of default, comparing the balance on Ex-Im Bank's Guaranteed Revolving Loan versus the balance on the Lender's domestic working capital credit line of $633,000 with the Borrower).

B.         Second lien in the following:

           1.    Domestic Inventory

           2.    Domestic Receivables

C.         Junior priority blanket lien in the following:

           All of the Borrower's other assets, and the proceeds thereof.

(7): Terms of Sale. Export sales financed under the Loan shall be on one or more of the following terms:

                 (i)      Irrevocable letter of credit issued prior to shipment.

                 (ii) Open account insured through Eximbank Export Credit Insurance for comprehensive commercial and political risk;

                 (iii) Open account insured through Great American Insurance Companies for comprehensive commercial and political risk;

                 (iv) Export Orders funded by a multilateral institution, provided the Export Orders comply with all requirements of Ex-Im Bank's Country Limitation Schedule.

(8)        Lender's Interest Rate: Bank One Boulder, N.A. Prime + 1.50%.

(9) Facility Fee: The Lender shall pay the Facility Fee equal to $33,750 (1.5% per annum of the Loan Amount, pro-rated for 6 months) due within five (5) Business Days of the Closing Date.

(10)       Availability Date: March 31, 1996

(11)       Special Conditions: (See attached.)

(12) Country Limitations: (See attached Country Limitation Schedule dated May 14, 1995)

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, in duplicate, as of the 11 day of October, 1995.

BANK ONE, COLORADO, NA                     EXPORT-IMPORT BANK OF THE
FKA BANK ONE, BOULDER                      UNITED STATES
----------------------------------
(Name of Lender)

By      /s/ ERIC R. LONG                   By      /s/ SAM Z. ZYTCER for
   -----------------------------              --------------------------------

Name    ERIC R. LONG                      Name    James W. Crist
     ---------------------------                ------------------------------

Title   Assist. Vice President             Title   Vice President
      --------------------------                 -----------------------------

Guaranteed Loan No. AP068039XA

[BANK ONE LOGO]
                           CHANGE IN TERMS AGREEMENT

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
  $633,000.00                  11-15-1995       26                                 7979623550       410
------------------------------------------------------------------------------------------------------------------------
      References in the shaded are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------------
 BORROWER:  SCIENTIFIC SOFTWARE - INTERCOMP, INC., A     LENDER:    BANK ONE, COLORADO, N.A.
            COLORADO CORPORATION                                    DOWNTOWN BOULDER BANKING CENTER
            1801 CALIFORNIA STREET, STE 295                         2696 SOUTH COLORADO BLVD.
            DENVER, CO 80202-2699                                   DENVER, CO 80222
========================================================================================================================
PRINCIPAL AMOUNT: $633,000.00                                                        DATE OF AGREEMENT: OCTOBER 15, 1995

DESCRIPTION OF EXISTING INDEBTEDNESS. A PROMISSORY NOTE DATED SEPTEMBER 20, 1994 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000.00.

DESCRIPTION OF CHANGE IN TERMS: THE MATURITY DATE WILL NOW BE NOVEMBER 15,
1995.

PROMISE TO PAY. SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION ("BORROWER") PROMISES TO PAY TO BANK ONE, COLORADO, N.A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SIX HUNDRED THIRTY THREE THOUSAND & 00/100 DOLLARS ($633,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON NOVEMBER 15, 1995. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the LENDER'S PRIME RATE (the "Index"). PRIME RATE IS THE LENDER'S BASE LENDING RATE AS ANNOUNCED BY THE LENDER FROM TIME TO TIME AT ITS SOLE DISCRETION. AT ANY GIVEN TIME, THE LENDER MAY MAKE LOANS, AT, ABOVE, OR BELOW ITS PRIME RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 8.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS AGREEMENT WILL BE AT A RATE OF 2.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 11.250% PER ANNUM.
NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement
or loan Borrower has with Lender.   (c) Borrower defaults under any loan,
extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any of the events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Agreement to Prime Rate + 5.0% per annum, and
(b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement
(including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services.
If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS AGREEMENT HAS BEEN
DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF COLORADO. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BOULDER COUNTY, THE STATE OF COLORADO. LENDER
AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION,
PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF COLORADO.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

                                                                          PAGE 2
10-15-1995                 CHANGE IN TERMS AGREEMENT
LOAN NO 26                        (CONTINUED)
================================================================================

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

By:
   -------------------------------
    RONALD J. HOTTOVY, SECRETARY
================================================================================
 Variable Rate. Line of Credit.

[BANK ONE LOGO]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
  $633,000.00                  11-15-1995       26                                 7979623550       410
------------------------------------------------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------
 BORROWER:  SCIENTIFIC SOFTWARE - INTERCOMP, INC., A     LENDER:    BANK ONE, COLORADO, N.A.
            COLORADO CORPORATION                                    DOWNTOWN BOULDER BANKING CENTER
            1801 CALIFORNIA ST. STE 295                             2696 SOUTH COLORADO BLVD.
            DENVER, CO 80202-2699                                   DENVER, CO 80222
========================================================================================================================

LOAN TYPE. This is a Variable Rate (2.500% over LENDER'S PRIME RATE, making an initial rate of 11.250%), Revolving Line of Credit Loan to a Corporation for $633,000.00 due on November 15, 1995.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

           [ ]   PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL
                 INVESTMENT.

           [X]   BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $633,000.00 as follows:

           AMOUNT PAID TO OTHERS ON BORROWERS BEHALF:         $633,000.00
           $633,000.00 to EXTEND 505-7979623550-26
                                                              -----------
           NOTE PRINCIPAL:                                    $633,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 15, 1995.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

By:
    ------------------------------
     RONALD J. HOTTOVY, SECRETARY
================================================================================
 Variable Rate. Line of Credit.

[BANK ONE LOGO]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
 $4,500,000.00                 03-30-1996       42                                 7979623550       410
------------------------------------------------------------------------------------------------------------------------
   References in the shaded  area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------
 BORROWER:  SCIENTIFIC SOFTWARE - INTERCOMP, INC., A     LENDER:    BANK ONE, COLORADO, N.A.
            COLORADO CORPORATION                                    DOWNTOWN BOULDER BANKING CENTER
            1801 CALIFORNIA ST. STE 295                             2696 SOUTH COLORADO BLVD.
            DENVER, CO 80202-2699                                   DENVER, CO 80222
========================================================================================================================


LOAN TYPE. This is a Variable Rate (1.500% over LENDER'S PRIME RATE, making an initial rate of 10.250%), Revolving Line of Credit Loan to a Corporation for $4,500,000.00 due on March 30, 1996.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

           [ ]   PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL
                 INVESTMENT.

           [X]   BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,500,000.00 as follows:

             AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:         $4,500,000.00
             $4,500,000.00 to EXTEND 505-7979623550-42
                                                                 -------------
             NOTE PRINCIPAL:                                     $4,500,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED OCTOBER 15, 1995.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

By:
   ------------------------------
    RONALD J. HOTTOVY, SECRETARY
================================================================================
 Variable Rate. Line of Credit.

October 1, 1994

                    EXPORT-IMPORT BANK OF THE UNITED STATES
                       WORKING CAPITAL GUARANTEE PROGRAM

                               BORROWER AGREEMENT

           THIS BORROWER AGREEMENT (this "Agreement") is made and entered into by the entity identified as the Borrower on the signature page hereof (the "Borrower") and is acknowledged by the institution identified as the Lender on the signature page hereof (the "Lender").

                                    RECITALS

           A. The Lender shall make a loan (the "Loan") to the Borrower for the purpose of providing the Borrower with pre-export working capital to finance the manufacture of purchase and subsequent export sale of the Items (as hereinafter defined).

           B. The Loan shall be in a principal amount (the "Loan Amount") not to exceed at any time outstanding the amount specified in item (5)(A) of the Loan Authorization Agreement between the Lender and the Export-Import Bank of the United States ("Eximbank") (or Loan Authorization Notice provided to Eximbank by the Lender in the case of a Loan under Delegated Authority) which is attached hereto as Annex A and incorporated herein.

           C. The Loan shall be evidenced by a valid and enforceable promissory note payable by the Borrower to the order of the Lender (the "Note") and shall be made pursuant to a written agreement related solely thereto between the Borrower and the Lender (the "Loan Agreement").

           D. A condition precedent to the making of the Loan by the Lender is that Eximbank guarantee the payment of ninety percent (90%) of the Loan Amount and all interest accrued thereon, subject to the terms and conditions of a master guarantee agreement (the "Master Guarantee Agreement") between Eximbank and the Lender.

           E. In consideration for and as a condition precedent to the Lender's making the Loan and Eximbank's entering into the Master Guarantee Agreement, the Borrower shall execute this Agreement for the benefit of the Lender and Eximbank.

                 NOW, THEREFORE, the Borrower hereby agrees as follows:

                                   ARTICLE I
                                  DEFINITIONS

           "Accounts Receivable" shall mean those trade accounts from the sale of the Items due and payable to the Borrower in the United States and any notes, drafts, letters of credit or insurance proceeds supporting payment thereof.

           "Availability Date" shall mean the date set forth in item (10) of the Loan Authorization Agreement or, if such date is not a Business Day, the next Business Day thereafter,

           "Borrowing Base", shall mean the Collateral Value as discounted by the applicable Disbursement Rate(s).

           "Borrowing Base Certificate" shall mean the certificate in form provided by the Lender and executed by the Borrower setting forth the Borrowing Base supporting one or more Disbursements.

           "Business Day" shall mean any day on which the Federal Reserve Bank of New York is open for business.

           "Buyer" shall mean an entity which has entered into one or more Export Orders with the Borrower.

           "Closing Date" shall mean the date on which the Loan Documents are executed by the Borrower.

           "Collateral" shall mean the property of the Borrower in which the Borrower has granted to the Lender a valid and enforceable security interest as security for the payment of all principal and interest due under the Loan, and which is identified in item (6) of the Loan Authorization Agreement, including all proceeds (cash and non-cash) thereof.

           "Collateral Value" shall mean at any given time the value of all Collateral against which Disbursements may be made as set forth in item (5)(C) of the Loan Authorization Agreement, valued according to Generally Accepted Accounting Principles.

           "Country Limitation Schedule" shall mean the schedule published by Eximbank and attached to this Agreement as Annex C which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

           "Disbursed Amount" shall mean the aggregate outstanding amount of the Disbursements.

           "Disbursement" shall mean an advance of the Loan from the Lender to the Borrower under the Loan Agreement.

           "Disbursement Rate" shall mean the rate specified in item (5)(C) of the Loan Authorization Agreement for each category of Collateral.

           "Dollars" or "$" shall mean the lawful money of the United States of America.

           "Export Certificate" shall mean the certificate in the form of Annex B to this Agreement executed by the Borrower.

           "Export Order" shall mean a written export order or contract for the purchase by the Buyer from the Borrower of any of the Items.

           "Generally Accepted Accounting Principles" shall mean the accounting principles issued by the American Institute of Certified Public Accountants.

           "Guarantors" shall mean those persons or entities, if any, identified in item (3) of the Loan Authorization Agreement who shall jointly and severally guarantee the Borrower's obligation to repay all amounts outstanding under the Note.

           "Inventory" shall mean the raw materials, work-in-process and finished goods purchased or manufactured by the Borrower for resale.

           "Items" shall mean the finished goods or services which are intended for export, as specified in item (4)(A) of the Loan Authorization Agreement.

           "Letter of Credit" shall mean an irrevocable letter of credit subject to UCP 500, payable in the United States or at the issuing bank and issued for the benefit of the Borrower on behalf of a Buyer in connection with the purchase of the Items.

           "Loan Documents" shall mean the Note, the Loan Agreement, this Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed by the Borrower or any Guarantors evidencing, securing, guaranteeing or in connection with the Loan.

           "Revolving Loan" shall mean a Loan under which amounts disbursed and repaid may be disbursed again until the Availability Date.

           "Transaction Specific Loan" shall mean a Loan under which amounts disbursed and repaid may not be disbursed again.

           "U.S." or "United States" shall mean the United States of America and its territorial possessions.

           "U.S. Content" shall mean with respect to any Item all the labor, materials and services which are of U.S. origin or manufacture, and which are incorporated into an Item in the United States.

                                   ARTICLE II
                          OBLIGATIONS OF THE BORROWER

           Until payment in full of the Loan, the Borrower agrees to the following:

           Section 2.1 Use of Disbursements. The Borrower shall use Disbursements only for the purpose of enabling the Borrower to finance the cost of manufacturing, purchasing or selling the Items. The borrower may not use Disbursements for the purpose of: (a) servicing any of the Borrower's pre-existing or future indebtedness unrelated to the Loan; (b) acquiring fixed assets or capital goods for use in the Borrower's business; (c) acquiring, equipping or renting commercial space outside of the United States; or (d) paying the salaries of non-U.S. citizens or non-U.S. permanent residents who are located in offices outside the United States.

           In addition, Disbursements may not be used to finance the manufacture, purchase or sale of any of the following:

           (a) Items to be sold to a Buyer located in a country in which Eximbank is legally prohibited from doing business as designated in the County Limitation Schedule;

           (b) that part of the cost of the Items which is not U.S. Content unless such part is not greater than fifty percent (50%) of the cost of the Items and is incorporated into the Items in the United States;

           (c)   defense articles or defense services; or

           (d) without Eximbank's prior written consent, any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities.

           Section 2.2 Certificates. In order to receive a Disbursement under a Transaction Specific Loan, the Borrower shall deliver to the Lender a Borrowing Base Certificate current within the past five (5) calendar days. In order to receive a Disbursement under a Revolving Loan, the Borrower shall have delivered to the lender a Borrowing Base Certificate current within the past thirty (30) calendar days. Additionally, in order to receive the first Disbursement related to any particular

Export Order, the Borrower shall deliver to the Lender an Export Certificate covering the Items described in such Export Order.

           Section 2.3 Exclusions from the Borrowing Base. In determining the amount of a requested Disbursement, the Borrower shall exclude from the Borrowing Base the following:

                    (a)  any Inventory which is not located in the United
States;

                    (b) any demonstration Inventory or Inventory sold on consignment;

                    (c)  any Inventory consisting of proprietary software;

                    (d) any Inventory which is damaged, obsolete, returned, defective, recalled or unfit for further processing;

                    (e) any Inventory which has been previously exported from the United States;

                    (f) any Inventory which constitutes defense articles or defense services or any Accounts Receivable generated by sales of such Inventory;

                    (g) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

                    (h) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, unless and only to the extent that such Items are to be sold to such country terms of a Letter of Credit confirmed by a bank acceptable to Eximbank;

                    (i) any Inventory which is to be incorporated into Items whose sale would result in an ineligible Account Receivable;

                    (j) any Account Receivable with a term in excess of net one hundred eighty (180) days;

                    (k) any Account Receivable which is more than one hundred fifty (150) calendar days past the invoice date or shipment date or against export related accounts receivable which are more than ninety (90) calendar days after the customer's acceptance, whichever occurs earlier.

                    (l) any intra-company Account Receivable or any Account Receivable from a subsidiary of the Borrower, from a person or entity with a controlling interest in the Borrower or from an entity which shares common controlling ownership with the Borrower;

                    (m) any Account Receivable evidenced by a Letter of Credit, until the date of shipment of the Items covered by the subject Letter of Credit;

                    (n) any Account Receivable which the Lender or Eximbank, in its reasonable judgment, deems uncollectible for any reason;

                    (o) any Account Receivable payable in a currency other than Dollars and UK pounds; and

                    (p) any Account Receivable from a military Buyer, except as may be approved by Eximbank.

           Section 2.4 Schedules, Reports and Other Statements. The Borrower shall submit to the Lender in writing each month (a) an Inventory schedule for the preceding month and (b) an Accounts Receivable aging report for the preceding month detailing the terms of the amounts due from each Buyer. The Borrower shall also furnish to the Lender promptly upon request such information, reports, contracts, invoices and other data concerning the Collateral as the Lender may from time to time specify.

           Section 2.5 Additional Security or Payment. The Borrower shall at all times ensure that the Borrowing Base exceeds the Disbursed Amount. If informed by the Lender or if the Borrower otherwise has actual knowledge that the Borrowing Base is at any time less than the Disbursed Amount, the Borrower shall, within five (5) Business Days, either (a) furnish additional security to the Lender, in form and amount satisfactory to the Lender and Eximbank, or (b) pay to the Lender an amount equal to the difference between the Disbursed Amount and the Borrowing Base.

           Section 2.6 Continued Security Interest. The Borrower shall notify the Lender in writing within five (5) Business Days if (a) the Borrower changes its name or identity in any manner, (b) the Borrower changes the location of its principal place of business, (c) the nature of any of the Collateral is changed or any of the Collateral is transferred to another location or (d) any of the books or records related to the Collateral are transferred to another location. The Borrower shall execute such additional financing statements or other documents as the Lender may reasonably request in order to maintain perfected security interest in the Collateral.

           Section 2.7 Inspection of Collateral. The Borrower shall permit the representatives of the Lender and Eximbank to make at any time during normal business hours reasonable inspections of the Collateral and of the Borrower's facilities, activities, and books and records, and shall cause its officers and employees to give full cooperation and assistance in connection therewith.

           Section 2.8 Notice of Debtor's Relief, Dissolution and Litigation. The Borrower shall notify the Lender in writing within five (5) Business Days of the occurrence of any of the following:

                    (a) a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower;

                    (b) the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (a) above;

                    (c) the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefore has been commenced against it; or

                    (d)  any material litigation is filed against the Borrower.

           Section 2.9 Insurance. The Borrower shall maintain insurance coverage in the manner and to the extent customary in businesses of similar character.

           Section 2.10 Merger or Consolidation. Without the prior written consent of Eximbank and the Lender, the Borrower shall not (a) merge or consolidate with any other entity, (b) sell, lease, transfer or otherwise dispose of any substantial part of its assets, or any part of its assets which are essential to the conduct of its business or operations, (c) make any material change in its organizational structure or identity, or (d) enter into any agreement to do any of the foregoing.

           Section 2.11 Repayment Term and Reborrowings. The Borrower shall pay in full the outstanding Loan Amount and all accrued and unpaid interest thereon no later than the first Business Day after the Availability Date. If the Loan is a Revolving Loan, provided that the Borrower is not in default under any of the Loan Documents, the Borrower may borrow, repay and reborrow amounts under the Loan until the close of business on the Availability Date. If the Loan is a Transaction Specific Loan, the Borrower shall, within two (2) Business Days of the receipt thereof, pay to the Lender (for application against the outstanding Loan Amount and accrued and unpaid interest thereon) all checks, drafts, cash and other remittances it may receive in payment or on account of the Accounts Receivable or any other Collateral, in precisely the form received (except for the endorsement of the Borrower where necessary). Pending such deposit, the Borrower shall not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart.

           Section 2.12 Cross Default. The Borrower shall be deemed in default under the Loan if the Borrower fails to pay when due any amount payable to the Lender under any loan to the Borrower not guaranteed by Eximbank.

           Section 2.13 Financial Statements. The Borrower shall provide quarterly financial statements to the Lender no later than ninety (90) days after the end of each quarter. This is in addition to any other financial statements that may be required by the Lender under the Loan Agreement.

           Section 2.14 Taxes, Judgments and Liens. The Borrower shall remain current on all of its Federal, state and local tax obligations. In addition, the Borrower shall notify the Lender in the event of (i) any judgment against the Borrower, or (ii) any lien is filed against any of the assets of the Borrower.


                                  ARTICLE III
                              RIGHTS AND REMEDIES

           Section 3.1 Indemnification. Upon Eximbank's payment of a claim to the Lender in connection with the Loan pursuant to the Master Guarantee Agreement, Eximbank shall assume all rights and remedies of the Lender under the Loan Documents and may enforce any such rights or remedies against the Borrower, the Collateral and any Guarantors. Additionally, the Borrower shall hold Eximbank and the Lender harmless from and indemnify them against any and all liabilities, damages, claims, costs and losses incurred or suffered by either of them resulting from (a) any materially incorrect certification or statement knowingly made by the Borrower or its agent to Eximbank or the Lender in connection with the Loan, this Agreement or any of the other Loan Documents or (b) any material breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents.


                                   ARTICLE IV
                                 MISCELLANEOUS

           Section 4.1 Governing Law. This Agreement is made under the laws of the State of New York, United States of America, and for all purposes shall be governed by and construed in accordance with such laws without giving effect to the conflict of law principles thereof.

           Section 4.2 Notification. All notifications required by this Agreement shall be given in the manner provided in the Loan Agreement.

           Section 4.3 Partial Invalidity. If at any time any of the provisions of this Agreement becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, the validity nor the enforceability of the remaining provisions hereof shall in any way be affected or impaired.

           IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed as of the ____ day of ______________, 199__.


------------------------------
     (Name of Borrower)

By
  ----------------------------
         (Signature)

Name
    --------------------------
         (Print or Type)

Title
     -------------------------

ACKNOWLEDGED:

     Bank One, Colorado
------------------------------
      (Name of Lender)

By     /s/ ERIC LONG
  ----------------------------
          (Signature)

Name       ERIC LONG
    --------------------------
        (Print or Type)

Title Assistant Vice President
     -------------------------

Guaranteed Loan No. AP068039XA
                    ----------

ANNEXES:

A - Loan Authorization Agreement
B - Export Certificate
C - Country Limitation Schedule

                    EXPORT-IMPORT BANK OF THE UNITED STATES
                          COUNTRY LIMITATION SCHEDULE
                        Special Conditions Pertaining to
                      Ex-Im Bank Loan & Guarantee Programs
                          and Export Credit Insurance

                             EFFECTIVE May 14, 1995

It is agreed that pursuant to the provisions of Ex-Im Bank loans and guarantees and Ex-Im Bank export credit insurance policies, the country limitation schedule has been amended effective May 14, 1995. This revision supersedes the November 13, 1994 country limitation schedule and any amendments thereto.

Insureds, and brokers will be notified of any amendments to this country limitation schedule in writing. A full revision is generally completed every six months to one year. All special conditions should be reviewed as many have been amended.

                               GENERAL CONDITIONS

Exceptions to any condition or limitation contained herein must be obtained in writing from Ex-Im Bank.

Ex-Im Bank reserves the right to set additional conditions for any particular buyer or issuing bank including the right to set a different percentage of coverage. Ex-Im Bank also reserves the right to reject any particular application.

The sector where the risk lies (public or private) and the country of the obligor, or guarantor if there is one, will generally be used for determining appropriate country limitations and exposure fee.

--------------------------------------------------------------------------------

The following insurance policies are affected by this country limitation schedule:

SHORT-TERM COMPREHENSIVE: CS, EBD, ELC, ENB, ENV, ESC, ESM(ST), ESS, ETM(ST), FB, FB-E, FV, MSC(ST), MSC-E(ST).

SHORT-TERM POLITICAL RISKS ONLY:  ESP, ESSP, FP, MCP(ST).

MEDIUM-TERM: All medium-term and lease-policy types, ESM(MT), ETM(MT), MCP(MT), MRP, MSC(MT), MSC-E(MT), MTR, MTR-E.

--------------------------------------------------------------------------------

Effective Date
of this Endorsement              May 14, 1995                   No. CLS-5/95
                                ---------------                 -------------
                                12:01 A.M. E.T.

Page 2 of 11
================================================================================
                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                             EFFECTIVE MAY 14, 1995


                                  ---------------------------------------------------------------
                                      PUBLIC SECTOR RISK                 PRIVATE SECTOR RISK
-------------------------------------------------------------------------------------------------------------------
 COUNTRY                           ST         MT          LT          ST          MT          LT           NOTES
-------------------------------------------------------------------------------------------------------------------
 Afghanistan                       X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Albania                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Algeria                                       X           X           X          X           X            #1,#2
-------------------------------------------------------------------------------------------------------------------
 Angola                            X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Anguilla                                                                                                   #7
-------------------------------------------------------------------------------------------------------------------
 Anitqua & Barbuda                 X           X           X                                                #2
-------------------------------------------------------------------------------------------------------------------
 Argentina                                                                                                  #7b
-------------------------------------------------------------------------------------------------------------------
 Armenia                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Aruba                                                                                                    #2,#10
-------------------------------------------------------------------------------------------------------------------
 Australia
-------------------------------------------------------------------------------------------------------------------
 Austria
-------------------------------------------------------------------------------------------------------------------
 Azerbaijan                        X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Bahamas
-------------------------------------------------------------------------------------------------------------------
 Bahrain
-------------------------------------------------------------------------------------------------------------------
 Bangladesh                                                            X          X           X             #2
-------------------------------------------------------------------------------------------------------------------
 Barbados                                                                                                   #2
-------------------------------------------------------------------------------------------------------------------
 Belarus                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Belgium
-------------------------------------------------------------------------------------------------------------------
 Belize                                                                                                     #7a
-------------------------------------------------------------------------------------------------------------------
 Benin                             X           X           X                                  X            #2,#5
-------------------------------------------------------------------------------------------------------------------
 Bermuda
-------------------------------------------------------------------------------------------------------------------
 Bhutan                                                                                                     #2
-------------------------------------------------------------------------------------------------------------------
 Bolivia                                                   X                                               #2,#6
-------------------------------------------------------------------------------------------------------------------
 Botswana
-------------------------------------------------------------------------------------------------------------------
 Bosnia-Hercegovina                X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Brazil                            X           X           X
-------------------------------------------------------------------------------------------------------------------
 British Virgin Is.
-------------------------------------------------------------------------------------------------------------------
 Brunei
-------------------------------------------------------------------------------------------------------------------
 Bulgaria                                                              X          X           X            #2,#6
-------------------------------------------------------------------------------------------------------------------
 Burkina Faso                      X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Burundi                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Cambodia                          X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Cameroon                          X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Canada
-------------------------------------------------------------------------------------------------------------------
 Cape Verde Is.                    X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Cayman Is.
-------------------------------------------------------------------------------------------------------------------





 ST - SHORT TERM, MT - MEDIUM TERM, LT - LONG TERM, X - SUPPORT NOT AVAILABLE

                                                                    Page 3 of 11
================================================================================
                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                             EFFECTIVE MAY 14, 1995

                                   -----------------------------------------------------------------
                                      PUBLIC SECTOR RISK                 PRIVATE SECTOR RISK
-------------------------------------------------------------------------------------------------------------------
 COUNTRY                           ST         MT          LT          ST          MT          LT           NOTES
-------------------------------------------------------------------------------------------------------------------
 Central African Rep.              X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Chad                              X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Chile
-------------------------------------------------------------------------------------------------------------------
 China, People's Rep.                                                  X          X           X             #3
-------------------------------------------------------------------------------------------------------------------
 Columbia
-------------------------------------------------------------------------------------------------------------------
 Comoros                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Congo                             X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Cook Islands                                                                                 X            #2,#5
-------------------------------------------------------------------------------------------------------------------
 Costa Rica                        X           X           X                                                #7b
-------------------------------------------------------------------------------------------------------------------
 Cote d'Ivoire                     X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Croatia                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Cuba                              X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Cyprus
-------------------------------------------------------------------------------------------------------------------
 Czech Republic                                                                                             #2
-------------------------------------------------------------------------------------------------------------------
 Denmark
-------------------------------------------------------------------------------------------------------------------
 Djibouti                          X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Dominica                                                                                                   #2
-------------------------------------------------------------------------------------------------------------------
 Dominican Rep.                                            X                                              #6,#7a
-------------------------------------------------------------------------------------------------------------------
 Ecuador                                                   X                                              #6,#7a
-------------------------------------------------------------------------------------------------------------------
 Egypt                                                                                                      #2
-------------------------------------------------------------------------------------------------------------------
 El Salvador
-------------------------------------------------------------------------------------------------------------------
 Equatorial Guinea                 X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Eritrea                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Estonia                                                                                      X            #2,#5
-------------------------------------------------------------------------------------------------------------------
 Ethiopia                          X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Fiji                                                                                                       #2
-------------------------------------------------------------------------------------------------------------------
 Finland
-------------------------------------------------------------------------------------------------------------------
 France
-------------------------------------------------------------------------------------------------------------------
 Gabon                             X           X           X                                                #7a
-------------------------------------------------------------------------------------------------------------------
 Gambia                            X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Georgia                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Ghana                                                                                                     #6#7a
-------------------------------------------------------------------------------------------------------------------
 Greece
-------------------------------------------------------------------------------------------------------------------
 Grenada                                                                                                    #2
-------------------------------------------------------------------------------------------------------------------
 Guatemala                                                                                                  #7b
-------------------------------------------------------------------------------------------------------------------





 ST - SHORT TERM, MT - MEDIUM TERM, LT - LONG TERM, X - SUPPORT NOT AVAILABLE

Page 4 of 11
================================================================================
                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                             EFFECTIVE MAY 14, 1995

                                   ---------------------------------------------------------------
                                      PUBLIC SECTOR RISK                 PRIVATE SECTOR RISK
-------------------------------------------------------------------------------------------------------------------
 COUNTRY                           ST         MT          LT          ST          MT          LT           NOTES
-------------------------------------------------------------------------------------------------------------------
 Guinea                            X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Guinea-Bissau                     X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Guyana                            X           X           X                                                #2
-------------------------------------------------------------------------------------------------------------------
 Haiti                             X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Honduras                          X           X           X                                  X            #2,#5
-------------------------------------------------------------------------------------------------------------------
 Hong Kong
-------------------------------------------------------------------------------------------------------------------
 Hungary                                                                                                   #2,#5
-------------------------------------------------------------------------------------------------------------------
 Iceland
-------------------------------------------------------------------------------------------------------------------
 India
-------------------------------------------------------------------------------------------------------------------
 Indonesia
-------------------------------------------------------------------------------------------------------------------
 Iran                              X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Iraq                              X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Ireland
-------------------------------------------------------------------------------------------------------------------
 Israel
-------------------------------------------------------------------------------------------------------------------
 Italy
-------------------------------------------------------------------------------------------------------------------
 Jamaica                                                   X                                                #7a
-------------------------------------------------------------------------------------------------------------------
 Japan
-------------------------------------------------------------------------------------------------------------------
 Jordan                                                                                                    #2,#5
-------------------------------------------------------------------------------------------------------------------
 Kazakhstan                                                            X          X           X          #2,#4,#6
-------------------------------------------------------------------------------------------------------------------
 Kenya                             X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Kiribati                                                                                                   #2
-------------------------------------------------------------------------------------------------------------------
 Korea, North                      X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Korea, South
-------------------------------------------------------------------------------------------------------------------
 Kuwait
-------------------------------------------------------------------------------------------------------------------
 Kyrgyzstan                        X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Laos                              X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Latvia                                                                                       X            #2,#5
-------------------------------------------------------------------------------------------------------------------
 Lebanon                                                   X                                             #2,#5,#6
-------------------------------------------------------------------------------------------------------------------
 Lesotho                                                                                                    #7b
-------------------------------------------------------------------------------------------------------------------
 Liberia                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Libya                             X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Liechtenstein
-------------------------------------------------------------------------------------------------------------------
 Lithuania                                                                                    X            #2,#5
-------------------------------------------------------------------------------------------------------------------
 Luxembourg
-------------------------------------------------------------------------------------------------------------------
 Macao                                                                                                      #2
-------------------------------------------------------------------------------------------------------------------
 Macedonia                         X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------





 ST - SHORT TERM, MT - MEDIUM TERM, LT - LONG TERM, X - SUPPORT NOT AVAILABLE

                                                                    Page 5 of 11
================================================================================
                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                             EFFECTIVE MAY 14, 1995

                                   ---------------------------------------------------------------
                                      PUBLIC SECTOR RISK                 PRIVATE SECTOR RISK
-------------------------------------------------------------------------------------------------------------------
 COUNTRY                           ST         MT          LT          ST          MT          LT           NOTES
-------------------------------------------------------------------------------------------------------------------
 Madagascar                        X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Malawi                            X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Malaysia
-------------------------------------------------------------------------------------------------------------------
 Maldive Islands                                                                                            #2
-------------------------------------------------------------------------------------------------------------------
 Mali                              X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Malta
-------------------------------------------------------------------------------------------------------------------
 Marshall Islands                                          X                                  X            #2,#5
-------------------------------------------------------------------------------------------------------------------
 Mauritania                        X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Mauritius
-------------------------------------------------------------------------------------------------------------------
 Mexico
-------------------------------------------------------------------------------------------------------------------
 Micronosia                                                                                                  #2
-------------------------------------------------------------------------------------------------------------------
 Moldova                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Monaco
-------------------------------------------------------------------------------------------------------------------
 Mongolia                                                  X           X          X           X            #2,#6
-------------------------------------------------------------------------------------------------------------------
 Montserrat                                                                                                 #2
-------------------------------------------------------------------------------------------------------------------
 Morocco                                                                                                    #7b
-------------------------------------------------------------------------------------------------------------------
 Mozambique                        X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Myanmar                           X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Namibia                                                                                                    #2
-------------------------------------------------------------------------------------------------------------------
 Nauru                                                                                                      #2
-------------------------------------------------------------------------------------------------------------------
 Nepal                                                                                        X             #2
-------------------------------------------------------------------------------------------------------------------
 Netherlands
-------------------------------------------------------------------------------------------------------------------
 Neth Antilles
-------------------------------------------------------------------------------------------------------------------
 New Zealand
-------------------------------------------------------------------------------------------------------------------
 Nicaragua                         X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Niger                             X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Nigeria                           X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Norway
-------------------------------------------------------------------------------------------------------------------
 Oman
-------------------------------------------------------------------------------------------------------------------
 Pakistan                                                                                                   #7b
-------------------------------------------------------------------------------------------------------------------
 Palau                                                     X           X          X           X            #2,#6
-------------------------------------------------------------------------------------------------------------------
 Panama                                                                                                     #7b
-------------------------------------------------------------------------------------------------------------------
 Papua New Guinea                                                                                           #2
-------------------------------------------------------------------------------------------------------------------
 Paraguay                                                                                                   #7a
-------------------------------------------------------------------------------------------------------------------
 Peru                                                      X                                                #2
-------------------------------------------------------------------------------------------------------------------
 Philippines
-------------------------------------------------------------------------------------------------------------------





 ST - SHORT TERM, MT - MEDIUM TERM, LT - LONG TERM, X - SUPPORT NOT AVAILABLE

Page 6 of 11
================================================================================
                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                             EFFECTIVE MAY 14, 1995

                                   --------------------------------------------------------------
                                      PUBLIC SECTOR RISK                 PRIVATE SECTOR RISK
-------------------------------------------------------------------------------------------------------------------
 COUNTRY                           ST         MT          LT          ST          MT          LT           NOTES
-------------------------------------------------------------------------------------------------------------------
 Poland                                                                                                     #2
-------------------------------------------------------------------------------------------------------------------
 Portugal
-------------------------------------------------------------------------------------------------------------------
 Qatar
-------------------------------------------------------------------------------------------------------------------
 Romania                                                               X          X           X            #2,#6
-------------------------------------------------------------------------------------------------------------------
 Russia                                                    X           X          X           X          #2,#4,#6
-------------------------------------------------------------------------------------------------------------------
 Rwanda                            X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 St. Kitts-Nevis                                                                                            #2
-------------------------------------------------------------------------------------------------------------------
 St. Lucia                                                                                                  #2
-------------------------------------------------------------------------------------------------------------------
 St. Vincent-Gren                                                                                           #2
-------------------------------------------------------------------------------------------------------------------
 Sao Tome & Principe               X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Saudi Arabia
-------------------------------------------------------------------------------------------------------------------
 Senegal                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Serbia                            X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Seychelles                                                                                                 #7b
-------------------------------------------------------------------------------------------------------------------
 Sirre Leone                       X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Singapore
-------------------------------------------------------------------------------------------------------------------
 Slovakia                                                                                                  #2,#5
-------------------------------------------------------------------------------------------------------------------
 Slovenia                                      X           X                                                #2
-------------------------------------------------------------------------------------------------------------------
 Solomon Islands                                                                                            #2
-------------------------------------------------------------------------------------------------------------------
 Somalia                           X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 South Africa                                                                                               #2
-------------------------------------------------------------------------------------------------------------------
 Spain
-------------------------------------------------------------------------------------------------------------------
 Sri Lanka                                                                                                  #2
-------------------------------------------------------------------------------------------------------------------
 Sudan                             X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Suriname                          X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Swaziland
-------------------------------------------------------------------------------------------------------------------
 Sweden
-------------------------------------------------------------------------------------------------------------------
 Switzerland
-------------------------------------------------------------------------------------------------------------------
 Syria                             X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Taiwan
-------------------------------------------------------------------------------------------------------------------
 Tajikstan                         X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Tanzania                          X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Thailand
-------------------------------------------------------------------------------------------------------------------
 Togo                              X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Tonga                                                                                                      #2
-------------------------------------------------------------------------------------------------------------------
 Trinidad & Tobago                                                                                          #7a
-------------------------------------------------------------------------------------------------------------------


 ST - SHORT-TERM, MT - MEDIUM-TERM, LT - LONG-TERM, X - SUPPORT NOT AVAILABLE

                                                                    Page 7 of 11
================================================================================
                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                             EFFECTIVE MAY 14, 1995

                                   ---------------------------------------------------------------
                                      PUBLIC SECTOR RISK                 PRIVATE SECTOR RISK
-------------------------------------------------------------------------------------------------------------------
 COUNTRY                           ST         MT          LT          ST          MT          LT           NOTES
-------------------------------------------------------------------------------------------------------------------
 Tunisia
-------------------------------------------------------------------------------------------------------------------
 Turkey
-------------------------------------------------------------------------------------------------------------------
 Turkmenistan                                              X           X          X           X          #2,#4,#6
-------------------------------------------------------------------------------------------------------------------
 Turks & Caicos Is.                                                                                         #2
-------------------------------------------------------------------------------------------------------------------
 Uganda                                                    X                                  X          #2,#5,#6
-------------------------------------------------------------------------------------------------------------------
 Ukraine                                                   X           X          X           X          #2,#4,#6
-------------------------------------------------------------------------------------------------------------------
 United Arab Emirates                                                                                       #9
-------------------------------------------------------------------------------------------------------------------
 United Kingdom
-------------------------------------------------------------------------------------------------------------------
 Uruguay                                                                                                    #7b
-------------------------------------------------------------------------------------------------------------------
 Uzbekistan                                                X           X          X           X          #2,#4,#6
-------------------------------------------------------------------------------------------------------------------
 Vanuatu                                                                                                    #2
-------------------------------------------------------------------------------------------------------------------
 Vatican City
-------------------------------------------------------------------------------------------------------------------
 Venezuela                                                             X          X           X             #2
-------------------------------------------------------------------------------------------------------------------
 Vietnam                           X           X           X           X          X           X             #8
-------------------------------------------------------------------------------------------------------------------
 Western Samoa                                                                                              #2
-------------------------------------------------------------------------------------------------------------------
 Yemen                             X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Zaire                             X           X           X           X          X           X
-------------------------------------------------------------------------------------------------------------------
 Zimbabwe                          X           X           X           X          X           X             #7b
===================================================================================================================


                                                                        2 May 95


 ST - SHORT-TERM, MT - MEDIUM-TERM, LT - LONG-TERM, X - SUPPORT NOT AVAILABLE

Notes:

 #1.       Short-term cover is limited to government-owned banks and SONATRACH.

 #2. Short-term Insurance: Discretionary credit limits are withdrawn. Cover not available unless specified in a special buyer credit limit or issuing bank credit limit endorsement. Cover not available under short-term political risks only policies unless specified in a country limit of liability endorsement.

 #3. Currently, arrangements are in place with the Bank of China, China International Trust and Investment Corporation, and the Peoples' Construction Bank of China to serve as obligor or guarantor. The obligations of any of these institutions is required in connection with the use of discretionary credit limits and country limits of liability under short-term multibuyer insurance policies. Ex-Im Bank is developing arrangements with other Chinese financial institutions. Ex-Im Bank will consider transactions with other financial institutions or other entities that are able to provide detailed financial information sufficient to enable Ex-Im Bank to reach a credit conclusion.

 #4. Letters of Interest are not available. Prior to accepting an application for a preliminary or final commitment, or for any insurance, Ex-Im Bank will require an indication of host government support for the application. Contact Ex-Im Bank for more detailed information on specific markets.

 #5. Ex-Im Bank cover/support for private sector transactions is limited to transactions with a commercial bank as obligor or guarantor unless otherwise specified by Ex-Im Bank.

 #6. Ex-Im Bank cover/support for public sector transactions is limited to transactions which commit the full faith and credit of the government unless otherwise specified by Ex-Im Bank.

 #7. Short-term Insurance: Discretionary credit limits and coverage under short-term political risks only policies shall be the lesser of the limits authorized in the policy or:

           a.  $50,000
           b.  $100,000

           Higher limits will be considered upon application for a special buyer credit limit, issuing bank credit limit, or country limit of liability.

 #8.       Support legally prohibited.

 #9. Transactions in Sharjah, Furjairah, Ras Al-Khaimah, Umm Al-Qaywayn, and Ajman require the guarantee of the federal government.

#10. Longer than short-term public sector transactions require the government of Aruba as the borrower.

                           INFORMATION SUPPLEMENT ON
                         MEDIUM- AND LONG-TERM PROGRAMS

"Open for Cover" versus "Off-Cover". The attached Country Limitation Schedule indicates where Ex-Im Bank is "open for cover" and where Ex-Im Bank is "off-cover". The Schedule is organized along three dimensions: the country where the risk lies, sector (public sector or private sector), and term of total exposure (including both disbursement period and repayment term. Ex-Im Bank defines "public sector" as including those obligors or guarantors which are at least 50% owned, directly or indirectly, by the government. Where the CLS Presents an X Mark, Ex-IM Bank is "off-cover", and is therefore not willing to consider approval of routine transactions. These "off-cover" determinations are due to economic and/or political risks associated with the country.

WHERE EX-IM BANK IS OPEN FOR COVER. The "open for cover" designation refers to the possibility, rather than the certainty, of Ex-Im Bank support in particular cases. Proposed obligors, guarantors, and transaction structures under medium- and long-term programs are all subject to case-by-case Bank approval. Approval depends on the case-by-case application of Bank policies, particularly the Bank's determination of reasonable assurance of repayment. The following paragraphs provide very general guidance to the application of policies in markets where Ex-Im Bank is on-cover.

    o IDENTIFICATION OF OBLIGOR OR GUARANTOR. Ex-Im Bank will approve a final commitment, a preliminary commitment (PC), or a medium-term insurance policy or commitment (MTIP or MTIC), only if a specific obligor or guarantor has been identified, Ex-Im Bank may approve an indicative letter of interest (LI) for a proposed transaction, subject to the condition that an obligor or guarantor is identified at the time the LI is converted to a final commitment, PC, MTIP, or MTIC; an Ex-Im Bank can accept the credit risk of the proposed obligor or guarantor.

    o INFORMATION REQUIREMENTS REGARDING OBLIGORS OR GUARANTORS. Ex-Im Bank requires that obligors or guarantors offer "reasonable assurance of repayment." To process applications for final commitments, PCs, MTIPs, and MTICs, Ex-Im Bank will first require information on proposed obligors and guarantors. Such information includes financial statements and credit references. Engineering data is required for long-term transactions. Generally, Ex-Im Bank will require more detailed information regarding obligors or guarantors when processing relatively large transactions, or transactions with obligors or guarantors with which Ex-Im Bank has had no favorable direct credit experience. Ex-Im Bank's application form and program literature specify the Bank's standard information requirements.

    o SOVEREIGN GUARANTEES FOR PUBLIC SECTOR BUYERS OR OBLIGORS. For most cases involving proposed public sector buyers or obligors, Ex-Im Bank will routinely require a sovereign guarantee. This is particularly true when the public sector obligor is dependent on government budget support or otherwise lacks financial and operating independence.

    o PRIOR-HOST GOVERNMENT REVIEW OF SOVEREIGN CASES IN SOME COUNTRIES. In some countries, Ex-Im Bank requires prior review of proposed public sector cases by government authorities responsible for providing the sovereign guarantee, before Ex-Im Bank will begin processing action.

    o TEMPORARY SUSPENSION OF COVER. In countries where the CLS indicated that Ex-Im Bank is "open for cover", Ex-Im Bank may, under certain circumstances, temporally suspend cover. This is most likely to be the case for public sector obligors and guarantors only, but may involve all obligors and guarantors. In such an event, Ex-Im Bank will advise applicants as quickly as possible.

    o LARGE TRANSACTIONS IN SMALLER MARKETS. Relatively large transactions in smaller economies, even when sovereign guaranteed, will be subject to special Ex-Im Bank review. Ex-Im Bank will review the potential macroeconomic impacts of the transaction, in terms of higher debt burden and improved debt repayment capacity.

    o PRIVATE COMPANIES. Ex-Im Bank will accept the direct credit risks of private buyers, if available information suggests that these buyers offer a "reasonable assurance of repayment." For closely-held companies, Ex-Im Bank may require financial information from owners. For holding companies, Ex-Im Bank may require financial information on operating components, and may require their counter-guarantee.

    o COMMERCIAL BANK GUARANTEES. Ex-Im Bank may require the guarantees of acceptable commercial banks in the event that information available to Ex-Im Bank on proposed private buyers suggests that these buyers by themselves do not offer a "reasonable assurance of repayment."

    o LIMITED RECOURSE PROJECTS. Ex-Im Bank will consider limited-recourse project finance structures (those without full recourse to an acceptable, established obligor or guarantor), but only after a comprehensive review of project features. These features shall include the financial commitment of the project's equity shareholders over the life of the proposed Ex-Im Bank commitment; the experience and capacity of project participants, including suppliers and offtakers; project cash flow coverage of foreign currency debt service; and security structures, including hard currency external payments arrangements. Ex-Im Bank will review only well- developed proposals, and will require project sponsors to fund review of project proposals by consultants retained by the Bank. Significant changes to proposed structures may be required.

    o POLITICAL-ONLY COVER. Ex-Im Bank's standard guarantee and insurance cover is "comprehensive", under which Ex-Im Bank will pay claims resulting from both commercial and political perils. Ex-Im Bank also offers a narrower form of coverage, under "political-only" cover. Ex-Im Bank's guarantee agreements and insurance policies describe in detail and or define the specific risks which are subject to this form of coverage.

           THE FOLLOWING IS INTENDED AS A SUMMARY: For long-term transactions, Ex-Im Bank covers default arising from three "core" perils: transfer risk; expropriation, and political violence. Transfer risk involves borrowers' inability to acquire foreign exchange through legal foreign exchange markets. Expropriation involves the government's confiscation of assets or ownership, or arbitrary or discriminatory intervention in business operations. Political violence involves war, revolution, insurrection, and other such acts. Under medium-term insurance policies, Ex-Im Bank also covers defaults arising from other defined risks.

           Suppliers and/or lenders choosing political-only cover must be prepared to assume broad commercial risks associated with the borrower's capacity. Ex-Im Bank's political-only cover does not cover defaults arising from the borrower's capacity to withstand domestic or international commercial market disruptions, or currency devaluation or depreciation. If suppliers and/or lenders are unable to assume these and other commercial risks, the Ex-Im Bank comprehensive cover would be a more appropriate form of coverage.

           Political-only cover is offered only for private buyers or borrowers, those which are not subject to the administration of government authorities, and for which it is possible to distinguish between commercial perils and political-risk perils. Political-only cover is the only form of coverage available from Ex-Im Bank for borrowers which are effectively controlled by suppliers and/or lenders participating in transactions. Political-only cover is available only in those countries where Ex-Im Bank is "open for cover" for private sector risk.

WHERE EX-IM BANK IS OFF COVER FOR COUNTRY CREDIT REASONS. Ex-Im Bank will not consider routine transactions in countries and sectors (public or private) where the country limitation schedule indicates that the Bank is off-cover (where there is an X). However, four special categories of transactions may be eligible for Ex-Im Bank support, under restrictive conditions, subject to additional special review:

    o BORROWERS ON INTERNATIONAL CAPITAL MARKETS. Individual borrowers (either public sector or private sector) with a strong record of independent access to private international capital markets, absent external (including sovereign) guarantees. The fee grade assigned, and the extent of Ex-Im Bank support, will take into account information related to the borrower's capital market financings and ratings. For Ex-Im Bank to consider such borrowers, information on the borrower's internationally-traded securities, including their credit ratings, face values and coupons, recent market values, and recent yields, must accompany the application.

    o INSULATED PROJECT FINANCE STRUCTURES. Ex-Im Bank's approval in "off-cover" markets/sectors of limited-recourse structures depends on the establishment of structures which do not require the financial or operating commitments of host government agencies and which are effectively insulated from government involvement. Furthermore, these structures must involve the channeling of project foreign exchange earnings through offshore payments and escrow mechanisms. In some country environments, the only acceptable limited-recourse structures may be "enclave" projects which are almost completely insulated from the broader country environment. The fee grade assigned, and the extent of Ex-Im Bank support, will take into account project structure and other conditions.

    o SECURED LONG-RANGE AIRCRAFT LEASES. Ex-Im Bank approval of asset-secured long-range aircraft lease transactions requires that the airline's country of registry become a signatory to international conventions protecting aircraft property rights. Ex-Im Bank approval for aircraft transactions in off-cover markets is more likely for privately-owned airlines with established operating records. Depending on the nature of transaction participants and structures, Ex-Im Bank may also require offshore payments and escrow mechanisms, or may provide a reduced percentage of cover. Aircraft transactions are subject to special fees and covenants.

    o ACCEPTABLE BORROWER OUTSIDE THE COUNTRY. Support may be available if an acceptable financial institution (e.g. commercial or multinational bank) outside of the country acts as the obligor.

Because these transactions are subject to individual special review, Ex-Im Bank will not approve letters of interest (LIs) for them. It should be noted that these exceptions do not apply in countries where Ex-Im Bank is legally prohibited form operating.